UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                        _________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


                Date of Report: April 26, 2004
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)



        1300 MoPac Expressway South, Austin, Texas 78746
            (Address of Principal Executive Offices)


                         (512) 434-5800
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on April 26, 2004, announcing the Company's earnings for the quarter ended April 3, 2004.

Item 9.   Regulation FD Disclosure and
Item 12.  Results of Operations and Financial Condition.

     On April 26, 2004, the Company issued a press release announcing the Company's earnings for the quarter ended
April 3, 2004.  Copies of the press release are furnished as exhibit 99.1 of this report.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEMPLE-INLAND INC.


Date: April 26, 2004          By:  /s/ M. Richard Warner
                                 -----------------------------
                                   Name:  M. Richard Warner
                                   Title: President

                          EXHIBIT INDEX

Exhibit   Description                                      Page
-------   -----------                                      ----

99.1      Press release issued by the Company on April      4
          26, 2004, announcing the Company's earnings for the quarter ended April 3, 2004.